CONSENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

Imagica Entertainment, Inc.
(F/K/A Ranger International, Inc.)

We hereby consent to the incorporation by reference on the Registration Statement on Form S-8 of our report dated July 13, 1995 except for
Note 5 which is as of October 31, 1995, included in the Form 10KSB of Imagica Entertainment, Inc, (F/K/A Ranger International, Inc.)
for the year ended May 31, 1995.


       /s/ BDO Seidman
							BDO Seidman, LLP

Orlando, Florida
July 10, 1996